UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 22, 2025
PROVIDENT FINANCIAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-28304	33-0704889
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3756 Central Avenue, Riverside, California	92506
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (951) 686-6060
Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)
☐	Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
☐	Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	PROV	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02 Compensatory Arrangements of Certain Officers.
(e) Provident Financial Holdings, Inc. (the “Corporation”) announced that the Corporation and Provident Savings Bank, F.S.B. (“the Bank,” wholly owned subsidiary of the Corporation) entered into a severance agreement with Peter C. Fan, our Senior Vice President, Chief Financial Officer and Corporate Secretary of the Corporation and the Bank on May 22, 2025.
 The agreement expires on February 28, 2026, which may be extended for an additional year on the anniversary of the expiration date of the agreement by the Board of Directors.  The agreements provide for compensation in the event of an involuntary termination, other than for cause, within 12 months following a change in control of the Corporation or the Bank. If the employment of the executive is involuntarily terminated, other than for cause, within 12 months following a change in control of the Corporation or the Bank, or Mr. Fan terminates his employment within 12 months following a change in control because of any demotion, loss of title, office or significant authority, reduction in his annual compensation or benefits, or relocation of Mr. Fan’s principal place of employment more than 35 miles from the pre-change in control location, he would be entitled to payment and benefits. The agreements provide that the Bank must pay a lump sum payment equal to two times Mr. Fan’s then current base salary and a lump sum payment equal to two times the largest annual bonus paid to him during the two years prior to termination of employment. The Bank or its successor also would be obligated to continue his life, medical, dental, vision and disability coverage for a two-year period following termination of employment.

Item 9.01  Financial Statements and Exhibits
(d)	Exhibits

10.1	Severance Agreement with Peter C. Fan dated May 22, 2025.

104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 2025	PROVIDENT FINANCIAL HOLDINGS, INC.

/s/ Donavon P. Ternes
Donavon P. Ternes
President and Chief Executive Officer
(Principal Executive Officer)